EXHIBIT 10.2

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

(i)	Employment Agreement dated as of January 1, 2004, between Zion Oil & Gas, Inc. and John M. Brown
(ii)	Employment Agreement dated as of January 1, 2004, between Zion Oil & Gas, Inc. and Eugene A. Soltero
(iii)	Employment Agreement dated as of January 1, 2004, between Zion Oil & Gas, Inc. and Glen H. Perry
(iv)	Retention Agreement dated as of January 1, 2004, between Zion Oil & Gas, Inc. and Philip L. Mandelker

EXHIBIT 10.2 (i)

Personal Employment Agreement (John Brown)

This Personal Employment Agreement (the "Agreement") is entered into as of the 1st day of January 2004 (the "Effective Date"), by and among Zion Oil & Gas, Inc., a Delaware corporation with offices at 6510 Abrams Road, Suite 300, Dallas, Texas, (in its own name and as successor in interest of Zion Oil & Gas, Inc., a Florida Corporation, the "Company") and John M. Brown of 600 St. Emelion Ct., Irving, Texas, (the "Employee").

WHEREAS, the Company was established in April 2000 by the Employee for the purpose of engaging in oil and gas exploration and production in Israel; and

WHEREAS, since its establishment, the Employee has been serving as Chairman and Chief Executive Officer of the Company at the pleasure of the Board of Directors of the Company (the "Board") and on terms set from time to time by resolution of the Board; and

WHEREAS, the terms of retention of the Employee for the five-year period commencing on the effective date hereof were incorporated in a letter of intent dated September 2, 2003 and ratified by the Board on November 10, 2003; and

WHEREAS, the Company and Employee desire to regularize their relationship and, in that context, the Company desires to continue to engage the Employee and the Employee desires to continue to serve the Company in the capacity of Chairman and Chief Executive Officer in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Appointment; Extent and Nature of Duties

1.1 Appointment and Duties. The Employee shall be employed as Chairman and Chief Executive Officer of the Company. The Employee shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar capacity. The Employee shall be under the direct supervision, and comply with the directives, of the Board of the Company.

1.2 Extent of Services. The Employee shall be employed on a full-time basis and shall devote his entire business time, attention and efforts to the performance of his duties and responsibilities under this Agreement and the business and affairs of the Company.

1.3 Charitable Trusts. The Company has initiated the establishment of two charitable trusts or equivalent not-for-profit entities, one to be established in Israel and one to be established in the United States or such other jurisdiction as may be determined by the Board (the "Charitable Trusts"), to each of which the Company intends to assign or transfer the equivalent of a 3% overriding royalty or equivalent net profits interest. The Employee shall bear direct executive responsibility for and represent the Company in all matters concerning the establishment and organization of the Charitable Trusts. In establishing the Charitable Trusts, the Company shall take all steps necessary to appoint the Employee as the Chairman of the board of trustees or board of directors or equivalent governing body as may be established to supervise the activities of the Charitable Trusts (the "Governing Bodies"). Nothing in the Agreement shall be deemed to estop the Employee from receiving compensation from either or both of the Charitable Trusts in such manner and amounts as shall be determined in accordance with the organizational documentation of each of the Charitable Trusts. The Employee's term as Chairman of the Governing Bodies shall not be coextensive with the Term of this Agreement, as defined below, and the Company shall take all steps in connection with establishing the Charitable Trusts to provide in their organizational documents that the Employee's appointment as Chairman of the Governing Bodies shall be for such period as he is competent, physically and mentally, to serve as Chairman, and is not guilty of willful misconduct of any nature that would disqualify him to serve in the capacity of chairman or a member of the governing body of a not-for-profit, charitable organization.

2. Term and Termination

2.1 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending on December 31, 2008 (the "Initial Term"). Thereafter, the term of Employee's employment under this Agreement shall automatically be extended for additional periods of one (1) year (each an "Additional Term") at the end of the Initial Term and of each Additional Term, unless either party has given notice to the other of its intention not to extend at least one hundred eighty (180) days prior to the expiration of the Initial Term or any Additional Term; provided, however, that following the Employee's having attained the age of seventy (70), the Term of this Agreement, if still in effect, shall not be automatically extended upon the expiration of the applicable Additional Term, but shall be extended for additional one year terms only upon the mutual agreement of the Company and the Employee annually no later than ninety (90) days prior to the end of the Additional Term then in effect. (The Initial Term and, if the Initial Term is extended, any and all Additional Terms, the "Term").

2.2 Termination by the Company. Notwithstanding the aforesaid, the Employee's employment may be terminated under the following circumstances:

2.2.1 For Disability. The Company may, upon ninety (90) days prior written notice, terminate Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties pursuant to this Agreement which infirmity continues for a period of at least 120 days in any 365 day period. Upon termination for disability, the Company shall continue to pay Employee all salary and benefits hereunder for the remainder of the Term, less any disability insurance payments received by Employee.

2.2.2. For Cause. The Company may terminate the Employee's employment for Cause upon written notice to the Employee in which notice the basis for termination shall be set forth. A termination for "Cause" is a termination due to a serious breach of trust, including, but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of confidential or propriety information of or relating to the Company or the engaging by Employee in any prohibited business competitive with the business of the Company and its subsidiaries, affiliates or associated entities. No termination for Cause shall be effective except subject to the final, non-appealable judgment of a court of competent jurisdiction to the effect that Employee has committed a serious breach of trust as aforesaid. Except if and to the extent otherwise determined by a court of competent jurisdiction, the Employee shall be entitled to the compensation and benefits provided for under this Agreement for the period prior to the termination of the Employee's employment under this section.

2.2.3 Termination Other Than For Cause. The Company may terminate the employment of the Employee other than for Cause at its discretion and at any time on ninety (90) days prior written notice.

2.3 Termination by Employee. Employee may terminate this Agreement and his employment relationship with the Company at his discretion and at any time on ninety (90) days prior written notice.

2.4 Relationship during Notice Period

2.4.1 For purposes hereof, the term "Notice Period" shall mean the period between the giving of any Notice of Termination and the effective date of such notice as provided by sections 2.2 and 2.3 above or between the date of notice of intent not to extend the Term and the date of termination of the Term as provided for in section 2.1 above.

2.4.2 During any Notice Period pursuant to section 2.2.3 above, the Employee shall continue to work and fulfill his duties, hereunder, as an Employee of the Company; provided, however, that the Company shall have the right in its discretion to ask the Employee to cease working at the premises of the Company or to cease to work during all or any part of the Notice Period, in which case and without derogating from the Employee's right to Compensation pursuant to sections 2.5.1 and 2.5.2 below to the extent applicable, the Company shall redeem such portion of the Notice Period for which the Company shall have waived its right to the services of the Employee (the "Waived Period") by payment to Employee of an amount equal to Employee's Salary for the Waived Period, plus such amounts to which the Company is obligated pursuant to sections 4 and 5 below.

2.4.3 In the event Employee continues to work during the Notice Period, he shall cooperate with the Company to ensure an orderly transfer of his responsibilities.

2.4.4 In the event the Employee gives notice of termination pursuant to section 2.3 above or of his intention not to extend the Term pursuant to section 2.1 above, and does not continue to work during all or any part of the Notice Period, the Employee shall forfeit his salary for said portions of the Notice Period during which he does not work. The Company shall have the right to deduct such amount from all and any monies due and owing the Employee from the Company.

2.5 Compensation in the Event of Termination

2.5.1 Termination Other Than for Cause or Disability. Without derogating from the rights of the Employee to compensation during the Notice Period as provided in section 2.4 above, the Employee shall be entitled to compensation in the event of (a) termination or of (b) failure to extend the Term of this Agreement by the Company prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, in an amount equal to:

(a) all sums, including Salary pursuant to section 3 below and Employee Benefits as provided in section 4.1 below, to which Employee would otherwise have been entitled if he had remained in the employ of the Company for the portion of the Term during which this Agreement would have remained in effect but for its termination as aforesaid, and

(b) an amount equal to six (6) monthly Base Salaries, as defined in section 3 below.

2.5.2 Change of Control. In the event of (a) termination or of (b) failure to extend the Term of this Agreement prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, within one (1) year of the completion of a Business Combination as defined in Article Tenth of the Company's Amended and Restated Certificate of Incorporation, then in addition to any rights of the Employee during the Notice Period as provided in section 2.4 and pursuant to section 2.5.1 above, the Employee shall be entitled to compensation in an amount equal to thirty six (36) monthly Base Salaries.

3. Salary

As compensation for the Employee's services hereunder, the Company shall pay the Employee a monthly gross salary (the "Salary") of US $10,000 (US $120,000 annually) (as such may be increased from time to time by decision of the Board, the "Base Salary"), payable to Employee on the first business day of each month during the term of the Employee's engagement hereunder in arrears for the month just ended.

4. Employee Benefits

4.1 Insurance. Commencing January 1, 2004, the Company shall purchase or participate in the purchase for the benefit of the Employee an insurance package consisting of medical insurance, life insurance and long term disability insurance of such nature and providing such coverage as the Employee may request, provided that in no event shall the cost to the Company of the premiums for such insurance exceed US $2,000 per month. Except if the Employee specifically requests otherwise, the Company may fulfill its obligations hereunder by providing insurance coverage of the Employee in any group life or group health plan maintained by the Company for its employees based in the United States.

4.2 Vacation. The Employee shall be entitled to an annual vacation of twenty three (23) working days at full pay. Vacation days may be accumulated for two (2) years, after which they must be used or redeemed; provided that accumulation of vacation days in excess of forty six (46) days may be approved by the Board in its discretion.

4.3 Sick Pay

(a) The Employee shall be entitled to up to thirty (30) days per year of fully paid sick leave, against a doctor's confirmation, which leave can be accumulated for a period of up to a maximum of five (5) years; provided, however, that the Employee shall not be entitled to sick leave payment to the extent already covered by any insurance component of any plan established by or for the benefit of the Employee pursuant to section 4.1 above.

(b) The Employee shall not for any reason or in any circumstances be entitled to redeem any accumulated but unused sick leave upon termination of his employment under this Agreement.

5. Additional Benefits

5.1 Cellular Phone. Commencing January 1, 2004, the Company shall provide Employee with a Company cellular phone for Company business. Until such time as the Company purchases or leases cellular phones on its own account, the Company shall reimburse the Employee his expenses in maintaining and using one cellular phone (one number).

5.2 Organizational Dues. Commencing January 1, 2004, the Company shall reimburse Employee periodic membership dues for the professional and other organizations and societies the maintenance of which is hereby acknowledged to be connected with and necessary for the proper performance of the Employee's duties under this Agreement, including:

(a) One businessman's luncheon club

(b) One golf or fitness club

(c) The Dallas International Chamber of Commerce

(d) additional as may from time to time be approved by the Board.

5.3 Expenses. The Employee shall be entitled to be reimbursed for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with the expense reimbursement policy adopted by the Board or with the prior approval of the Company's Management Executive Committee.

6. Long-Term Management Incentive Plan

The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or equivalent net profits interest (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, the Employee shall be granted a 10% (ten percent) interest in Plan income attributable to wells drilled (no matter when drilled) on any oil and gas property acquired by the Company prior to the end of the Term, or earlier termination of this Agreement, subject to the terms and conditions of the Plan. To the extent less than 100% of the interests in the Plan with respect to a single well have been awarded at the time the well is spudded, Employee shall share pro-rata with the other Plan participants in the excess unawarded amounts.

7. Propriety Information

7.1 The Employee acknowledges and agrees that, in the course of his employment by the Company, he will have access to confidential and propriety information of the Company regarding, without limitation, the business, financial, research, exploratory, engineering, production, marketing and sales activities of the

Company. Such information, whether documentary, written, oral or computer generated, shall be deemed to be and referred to as "Proprietary Information".

7.2 Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form, but excluding information that: (i) was known to the Employee prior to his association with the Company and can be so proven; (ii) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of a breach of this Agreement by the Employee; (iii) shall have been received by the Employee from a third party having no obligation to the Company; (iv) reflects general skills and experience gained during the Employee's engagement by the Company; or (v) reflects information and data generally known within the industries or trades in which the Company transacts business.

7.3 The Employee agrees and declares that all Proprietary Information, patents and other rights in connection therewith shall be the sole property of the Company and its assigns. At all times, both during his engagement by the Company and for a period of five (5) years after its termination, the Employee will keep in confidence and trust all Proprietary Information, and the Employee will not use or disclose any Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing the Employee's duties hereunder and in the best interests of the Company.

7.4 Upon termination of his employment with the Company, the Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company, and he will not take with him any documents or materials or copies thereof containing any Proprietary Information.

7.5 The Employee recognizes that the Company received and will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times, both during his employment and after its termination, the Employee undertakes to keep and hold all such information in strict confidence and trust, and he will not use or disclose any of such information without the prior written consent of the Company, except as may be necessary to perform his duties as an employee of the Company and consistent with the Company's agreement with such third party. Upon termination of his employment with the Company, Employee shall act with respect to such information as set forth in Section 7.4 mutatis mutandis.

7.6 The Employee's undertakings in this section 7 shall remain in full force and effect in accordance with their terms after termination of this Agreement or any renewal thereof.

8. Non-Competition

8.1 The Employee agrees and undertakes that he will not, so long as he is employed by the Company and for a period of six (6) months following termination of his employment for whatever reason, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, corporate officer, director, licensor or in any other capacity whatever engage in, become financially interested in, be employed by, or have any connection with any business or venture that is engaged in any activities competing with the Company in the field of petroleum exploration, production and marketing in Israel or any other region or territory in which the Company is conducting petroleum exploration, production or marketing activities; provided, however, that the Employee may own securities of any corporation or other entity which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such entity so long as he has no active role therein as director, employee, consultant or otherwise, unless otherwise specifically approved by the Board.

8.2 The Employee agrees and undertakes that during the period of his employment and for a period of twelve (12) months following termination, he will not, directly or indirectly, including personally or in any business in which he is an officer, director or shareholder, for any purpose or in any place, employ any person employed by the Company or retained by the Company as a consultant on the date of such termination or during the preceding six (6) months.

8.3 If any one or more of the terms contained in this section 8 shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, the term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law.

9. Indemnification and Insurance

9.1 The Company shall indemnify the Employee against, and hold him harmless, from any and all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorney's fees and court costs) actually and reasonably incurred by him in connection with any action, suit or proceeding whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding whether or not by or in the right of the Company to which Employee is or may be made a party or is or shall be threatened to be made a party by reason of the fact that the Employee is an officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of the Employee.

9.2 The right to indemnification under this section 9 shall include the Employee's right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the applicable law requires, the payment of such expenses incurred by the Employee in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts so advanced if it shall ultimately be determined that the Employee is not entitled to be indemnified under this section 9 or otherwise.

9.3 The Company shall purchase and maintain insurance coverage in an amount to be determined from time to time by the Board taking into account the nature and extent of the Company's activities and the cost of coverage, but in no event less than that maintained by the Company for any other director or executive officer of the Company, on behalf of the Employee both in his capacity as an officer, director and employee of the Company and, if he so serves at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any legally insurable liability asserted against the Employee and incurred by the Employee in any such capacity, or arising out of the Employee's status as such.

10. Taxes

Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the Salary (section 3 above) or with Employee Benefits (section 4 above) or with the Additional Benefits (section 5 above) or with any other payment to which the Employee is entitled under this Agreement will be borne by the Employee and, except as otherwise expressly set out in this Agreement, the Employee shall be solely liable for all such taxes, fees and other liabilities.

11. Mutual Representations

11.1 The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, and (ii) do not require the consent of any person or entity.

11.2 The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound, and (ii) do not require the consent of any person or entity.

11.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

12. Notice; Addresses

12.1 The addresses of the parties for purposes of this Agreement shall be the addresses set forth above, or any other address which shall be provided by due notice given in accordance with the provisions of section 12.2 below.

12.2 All notices in connection with this Agreement shall be sent by registered mail or delivered by hand or courier service to the addresses set forth above, and shall be deemed to have been delivered to the other party at the earlier of the following two dates: (a) if sent by registered mail or courier service, as aforesaid, three (3) business days from the date of mailing; and (b) if delivered by hand - upon actual delivery or proffer of delivery (in the event of a refusal to accept it) at the address of the addressee. Delivery by cable, telex, facsimile or other electronic communication shall be sufficient and be deemed to have occurred upon electronic confirmation of receipt, with copy sent by first class mail.

13. Miscellaneous

13.1 Headings are included for reference purposes only and are not to be used in interpreting this Agreement.

13.2 No failure, delay or forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms or conditions hereof.

13.3 No determination of the invalidity or unenforceability of any provision of this Agreement shall affect the remaining provisions hereof unless the business purpose of this Agreement is substantially frustrated thereby.

13.4 This Agreement is personal and non-assignable by the Employee. It shall inure to the benefit of any corporation or other entity with which the Company shall merge or consolidate or to which the Company shall lease, sell or otherwise transfer all or substantially all of its assets, and may be assigned by the Company to any affiliate of the Company or to any corporation or entity with which such affiliate shall merge or consolidate or which shall lease or acquire all or substantially all of the assets of such affiliate. Any assignee must assume all the obligations of the Company hereunder, but such assignment and assumption shall not serve as a release of the Company.

13.5 This Agreement is the only agreement between the parties on the subject matter of this Agreement and supersedes and replaces all other agreements, whether written or oral, between the parties, concerning the subject matter of this Agreement, including without limitation that certain letter dated September 2, 2003 from the Company to the Employee "Re. "Executive Employment Agreement"; provided, however, that nothing herein shall be deemed to affect the rights of either of the parties hereto with respect to the services rendered by the Employee to or on behalf of the Company during any period prior to the Effective Date.

13.6 It is hereby agreed between the parties that the laws of the State of Texas shall apply to this Agreement and that the sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement shall be in the courts of appropriate jurisdiction in the County of Dallas, Texas.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
ZION OIL & GAS, INC.
/s/ John M. Brown
By:	/s/ E A Soltero	John M. Brown
Name:	Eugene Soltero
Title:	President

EXHIBIT 10.2 (ii)

Personal Employment Agreement (Eugene Soltero)

This Personal Employment Agreement (the "Agreement") is entered into as of the 1st day of January 2004 (the "Effective Date"), by and among Zion Oil & Gas, Inc., a Delaware corporation with offices at 6510 Abrams Road, Suite 300, Dallas, Texas, U.S.A. (in its own name and as successor in interest of Zion Oil & Gas, Inc., a Florida Corporation, the "Company") and Eugene A. Soltero of 7127 Hillgreen Dr., Dallas, Texas, U.S.A. (the "Employee").

WHEREAS, the Company was established in April 2000 for the purpose of engaging in oil and gas exploration and production in Israel; and

WHEREAS, since October 2001, the Employee has been serving as President and Chief Operating Officer of the Company at the pleasure of the Board of Directors of the Company (the "Board") and on terms set from time to time by resolution of the Board; and

WHEREAS, the terms of retention of the Employee for the five-year period commencing on the effective date hereof were incorporated in a letter of intent dated September 2, 2003 and ratified by the Board on November 10, 2003; and

WHEREAS, the Company and Employee desire to regularize their relationship and, in that context, the Company desires to continue to engage the Employee and the Employee desires to continue to serve the Company in the capacity of President, Chief Operating Officer and, on an interim basis, Chief Financial Officer in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Appointment; Extent and Nature of Duties

1.1 Appointment and Duties. The Employee shall be employed as President and Chief Operating Officer of the Company. Until such time as the Company retains the services of a Chief Financial Officer, the Employee shall also serve in such capacity. The Employee shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar capacity and as may be further defined from time to time by the Board or Chief Executive Officer. The Employee shall be under the direct supervision, and comply with the directives of, the Chief Executive Officer and the Board of the Company.

1.2 Extent of Services. The Employee shall be employed on a full-time basis and shall devote his entire business time, attention and efforts to the performance of his duties and responsibilities under this Agreement and the business and affairs of the Company.

2. Term and Termination

2.1 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending on December 31, 2008 (the "Initial Term"). Thereafter, the term of Employee's employment under this Agreement shall automatically be extended for additional periods of one (1) year (each an "Additional Term") at the end of the Initial Term and of each Additional Term, unless either party has given notice to the other of its intention not to extend at least one hundred eighty (180) days prior to the expiration of the Initial Term or any Additional Term; provided, however, that following the Employee's having attained the age of seventy (70), the Term of this Agreement, if still in effect, shall not be automatically extended upon the expiration of the then applicable Additional Term, but shall be extended for additional one (1) year terms only upon the mutual agreement of the Company and the Employee annually no later than ninety (90) days prior to the end of the Additional Term then in effect. (The Initial Term and, if the Initial Term is extended, any and all Additional Terms, the "Term").

2.2 Termination by the Company. Notwithstanding the aforesaid, the Employee's employment may be terminated under the following circumstances:

2.2.1 For Disability. The Company may, upon ninety (90) days prior written notice, terminate Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties pursuant to this Agreement which infirmity continues for a period of at least 120 days in any 365 day period. Upon termination for disability, the Company shall continue to pay Employee all salary and benefits hereunder for the remainder of the Term, less any disability insurance payments received by Employee.

2.2.2 For Cause. The Company may terminate the Employee's employment for Cause upon written notice to the Employee in which notice the basis for termination shall be set forth. A termination for "Cause" is a termination due to a serious breach of trust, including, but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of confidential or propriety information of or relating to the Company or the engaging by Employee in any prohibited business competitive with the business of the Company and its subsidiaries, affiliates or associated entities. No termination for Cause shall be effective except subject to the final, non-appealable judgment of a court of competent jurisdiction to the effect that Employee has committed a serious breach of trust as aforesaid. Except if and to the extent otherwise determined by a court of competent jurisdiction, the Employee shall be entitled to the compensation and benefits provided for under this Agreement for the period prior to the termination of the Employee's employment under this section.

2.2.3 Termination Other Than For Cause. The Company may terminate the employment of the Employee other than for Cause at its discretion and at any time on ninety (90) days prior written notice.

2.3 Termination by Employee. Employee may terminate this Agreement and his employment relationship with the Company at his discretion and at any time on ninety (90) days prior written notice.

2.4 Relationship during Notice Period

2.4.1 For purposes hereof, the term "Notice Period" shall mean the period between the giving of any Notice of Termination and the effective date of such notice as provided by sections 2.2 and 2.3 above or between the date of notice of intent not to extend the Term and the date of termination of the Term as provided for in section 2.1 above.

2.4.2 During any Notice Period pursuant to section 2.2.3 above, the Employee shall continue to work and fulfill his duties, hereunder, as an Employee of the Company; provided, however, that the Company shall have the right in its discretion to ask the Employee to cease working at the premises of the Company or to cease to work during all or any part of the Notice Period, in which case and without derogating from the Employee's right to Compensation pursuant to sections 2.5.1 and 2.5.2 below to the extent applicable, the Company shall redeem such portion of the Notice Period for which the Company shall have waived its right to the services of the Employee (the "Waived Period") by payment to Employee of an amount equal to Employee's Salary for the Waived Period, plus such amounts to which the Company is obligated pursuant to sections 4 and 5 below.

2.4.3 In the event Employee continues to work during the Notice Period, he shall cooperate with the Company to ensure an orderly transfer of his responsibilities.

2.4.4 In the event the Employee gives notice of termination pursuant to section 2.3 above or of his intention not to extend the Term pursuant to section 2.1 above, and does not continue to work during all or any part of the Notice Period, the Employee shall forfeit his salary for said portions of the Notice Period during which he does not work. The Company shall have the right to deduct such amount from all and any monies due and owing the Employee from the Company.

2.5 Compensation in the Event of Termination

2.5.1 Termination Other Than for Cause or Disability. Without derogating from the rights of the Employee to compensation during the Notice Period as provided in section 2.4 above, the Employee shall be entitled to compensation in the event of (a) termination or of (b) failure to extend the Term of this Agreement by the Company prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, in an amount equal to:

(a) all sums, including Salary pursuant to section 3 below and Employee Benefits as provided in section 4.1 below, to which Employee would otherwise have been entitled if he had remained in the employ of the Company for the portion of the Term during which this Agreement would have remained in effect but for its termination as aforesaid, and

(b) an amount equal to six (6) monthly Base Salaries, as defined in section 3 below.

2.5.2 Change of Control. In the event of (a) termination or of (b) failure to extend the Term of this Agreement prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability within one (1) year of the completion of a Business Combination as defined in Article Tenth of the Company's Amended and Restated Certificate of Incorporation, then in addition to any rights of the Employee during the Notice Period as provided in section 2.4 and pursuant to section 2.5.1 above, the Employee shall be entitled to compensation in an amount equal to thirty six (36) monthly Base Salaries.

3. Salary

As compensation for the Employee's services hereunder, the Company shall pay the Employee a monthly gross salary (the "Salary") of US $16,667 (US $200,000 annually) (as such may be increased from time to time by decision of the Board, the "Base Salary"), payable to Employee on the first business day of each month during the term of the Employee's engagement hereunder in arrears for the month just ended.

4. Employee Benefits

4.1 Insurance. Commencing January 1, 2004, the Company shall purchase or participate in the purchase for the benefit of the Employee an insurance package consisting of medical insurance, life insurance and long term disability insurance of such nature and providing such coverage as the Employee may request, provided that in no event shall the cost to the Company of the premiums for such insurance exceed US $2,000 per month. Except if the Employee specifically requests otherwise, the Company may fulfill its obligations hereunder by providing insurance coverage of the Employee in any group life or group health plan maintained by the Company for its employees based in the United States.

4.2 Vacation. The Employee shall be entitled to an annual vacation of twenty- three (23) working days at full pay. Vacation days may be accumulated for two (2) years, after which they must be used or redeemed; provided that accumulation of vacation days in excess of forty six (46) days may be approved by the Chief Executive Officer of the Company in his discretion.

4.3 Sick Pay

(a) The Employee shall be entitled to up to thirty (30) days per year of fully paid sick leave, against a doctor's confirmation, which leave can be accumulated for a period of up to a maximum of five (5) years; provided, however, that the Employee shall not be entitled to sick leave payment to the extent already covered by any insurance component of any plan established by or for the benefit of the Employee pursuant to section 4.1 above.

(b) The Employee shall not for any reason or in any circumstances be entitled to redeem any accumulated but unused sick leave upon termination of his employment under this Agreement.

5. Additional Benefits

5.1 Cellular Phone. Commencing January 1, 2004, the Company shall provide Employee with a Company cellular phone for Company business. Until such time as the Company purchases or leases cellular phones on its own account, the Company shall reimburse the Employee his expenses in maintaining and using one cellular phone (one number).

5.2 Professional Fees. Commencing January 1, 2004, the Company shall reimburse Employee professional license fees and periodic membership dues for the professional societies and business/social organizations the maintenance of which is hereby acknowledged to be connected with and necessary for the proper performance of the Employee's duties under this Agreement, including:

(a) State of Texas - Registered Professional Engineer

(b) American Society of Petroleum Engineers

(c) Dallas Petroleum Club

(d) One local golf or country club (e.g. Royal Oaks Country Club).

(e) additional as may from time to time be approved by the Chief Executive Officer.

5.3 Expenses. The Employee shall be entitled to be reimbursed for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with the expense reimbursement policy adopted by the Board or with the prior approval of the Chief Executive Officer of the Company.

6. Long-Term Management Incentive Plan

The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or equivalent net profits interest (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, the Employee shall be granted a 10% (ten percent) interest in Plan income attributable to wells drilled (no matter when drilled) on any oil and gas property acquired by the Company prior to the end of the Term or earlier termination of this Agreement, subject to the terms and conditions of the Plan. To the extent less than 100% of the interests in the Plan with respect to a single well have been awarded at the time the well is spudded, Employee shall share pro-rata with the other Plan participants in the excess unawarded amounts.

7. Propriety Information

7.1 The Employee acknowledges and agrees that, in the course of his employment by the Company, he will have access to confidential and propriety information of the Company regarding, without limitation, the business, financial, research, exploratory, engineering, production, marketing and sales activities of the Company. Such information, whether documentary, written, oral or computer generated, shall be deemed to be and referred to as "Proprietary Information".

7.2 Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form, but excluding information that: (i) was known to the Employee prior to his association with the Company and can be so proven; (ii) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of a breach of this Agreement by the Employee; (iii) shall have been received by the Employee from a third party having no obligation to the Company; (iv) reflects general skills and experience gained during the Employee's engagement by the Company; or (v) reflects information and data generally known within the industries or trades in which the Company transacts business.

7.3 The Employee agrees and declares that all Proprietary Information, patents and other rights in connection therewith shall be the sole property of the Company and its assigns. At all times, both during his engagement by the Company and for a period of five (5) years after its termination, the Employee will keep in confidence and trust all Proprietary Information, and the Employee will not use or disclose any Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing the Employee's duties hereunder and in the best interests of the Company.

7.4 Upon termination of his employment with the Company, the Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company, and he will not take with him any documents or materials or copies thereof containing any Proprietary Information.

7.5 The Employee recognizes that the Company received and will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times, both during his employment and after its termination, the Employee undertakes to keep and hold all such information in strict confidence and trust, and he will not use or disclose any of such information without the prior written consent of the Company, except as may be necessary to perform his duties as an employee of the Company and consistent with the Company's agreement with such third party. Upon termination of his employment with the Company, Employee shall act with respect to such information as set forth in Section 7.4 mutatis mutandis.

7.6 The Employee's undertakings in this section 7 shall remain in full force and effect in accordance with their terms after termination of this Agreement or any renewal thereof.

8. Non-Competition

8.1 The Employee agrees and undertakes that he will not, so long as he is employed by the Company and for a period of six (6) months following termination of his employment for whatever reason, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, corporate officer, director, licensor or in any other capacity whatever engage in, become financially interested in, be employed by, or have any connection with any business or venture that is engaged in any activities competing with the Company in the field of petroleum exploration, production and marketing in Israel or any other region or territory in which the Company is conducting petroleum exploration, production or marketing activities; provided, however, that the Employee may own securities of any corporation or other entity which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such entity so long as he has no active role therein as director, employee, consultant or otherwise, unless otherwise specifically approved by the Board.

8.2 The Employee agrees and undertakes that during the period of his employment and for a period of twelve (12) months following termination, he will not, directly or indirectly, including personally or in any business in which he is an officer, director or shareholder, for any purpose or in any place, employ any person employed by the Company or retained by the Company as a consultant on the date of such termination or during the preceding six (6) months.

8.3 If any one or more of the terms contained in this section 8 shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, the term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law.

9. Indemnification and Insurance

9.1 The Company shall indemnify the Employee against, and hold him harmless, from any and all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorney's fees and court costs) actually and reasonably incurred by him in connection with any action, suit or proceeding whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding whether or not by or in the right of the Company to which Employee is or may be made a party or is or shall be threatened to be made a party by reason of the fact that the Employee is an officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of the Employee.

9.2 The right to indemnification under this section 9 shall include the Employee's right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the applicable law requires, the payment of such expenses incurred by the Employee in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts so advanced if it shall ultimately be determined that the Employee is not entitled to be indemnified under this section 9 or otherwise.

9.3 The Company shall purchase and maintain insurance coverage in an amount to be determined from time to time by the Board taking into account the nature and extent of the Company's activities and the cost of coverage, but in no event less than that maintained by the Company for any other director or executive officer of the Company, on behalf of the Employee, both in his capacity as an officer, director and employee of the Company and, if he so serves at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any legally insurable liability asserted against the Employee and incurred by the Employee in any such capacity or arising out of Employee's status as such.

10. Taxes

Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the Salary (section 3 above) or with Employee Benefits (section 4 above) or with the Additional Benefits (section 5 above) or with any other payment to which the Employee is entitled under this Agreement will be borne by the Employee and, except as otherwise expressly set out in this Agreement, the Employee shall be solely liable for all such taxes, fees and other liabilities.

11. Mutual Representations

11.1 The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, and (ii) do not require the consent of any person or entity.

11.2 The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound, and (ii) do not require the consent of any person or entity.

11.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

12. Notice; Addresses

12.1 The addresses of the parties for purposes of this Agreement shall be the addresses set forth above, or any other address which shall be provided by due notice given in accordance with the provisions of section 12.2 below.

12.2 All notices in connection with this Agreement shall be sent by registered mail or delivered by hand or courier service to the addresses set forth above, and shall be deemed to have been delivered to the other party at the earlier of the following two dates: (a) if sent by registered mail or courier service, as aforesaid, three (3) business days from the date of mailing; and (b) if delivered by hand - upon actual delivery or proffer of delivery (in the event of a refusal to accept it) at the address of the addressee. Delivery by cable, telex, facsimile or other electronic communication shall be sufficient and be deemed to have occurred upon electronic confirmation of receipt, with copy sent by first class mail.

13. Miscellaneous

13.1 Headings are included for reference purposes only and are not to be used in interpreting this Agreement.

13.2 No failure, delay or forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms or conditions hereof.

13.3 No determination of the invalidity or unenforceability of any provision of this Agreement shall affect the remaining provisions hereof unless the business purpose of this Agreement is substantially frustrated thereby.

13.4 This Agreement is personal and non-assignable by the Employee. It shall inure to the benefit of any corporation or other entity with which the Company shall merge or consolidate or to which the Company shall lease, sell or otherwise transfer all or substantially all of its assets, and may be assigned by the Company to any affiliate of the Company or to any corporation or entity with which such affiliate shall merge or consolidate or which shall lease or acquire all or substantially all of the assets of such affiliate. Any assignee must assume all the obligations of the Company hereunder, but such assignment and assumption shall not serve as a release of the Company.

13.5 This Agreement is the only agreement between the parties on the subject matter of this Agreement and supersedes and replaces all other agreements, whether written or oral, between the parties, concerning the subject matter of this Agreement, including without limitation that certain letter dated September 2, 2003 from the Company to the Employee "Re: Executive Employment Agreement"; provided, however, that nothing herein shall be deemed to affect the rights of either of the parties hereto with respect to the services rendered by the Employee to or on behalf of the Company during any period prior to the Effective Date.

13.6 It is hereby agreed between the parties that the laws of the State of Texas shall apply to this Agreement and that the sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement shall be in the courts of appropriate jurisdiction in the county of Dallas, Texas.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
ZION OIL & GAS, INC.
/s/ E A Soltero
By:	/s/ John Brown	Eugene A. Soltero
Name:	John Brown
Title:	Chairman & CEO

EXHIBIT 10.2 (iii)

Personal Employment Agreement (Glen Perry)

This Personal Employment Agreement (the "Agreement") is entered into as of the 1st day of January 2004 (the "Effective Date"), by and among Zion Oil & Gas, Inc., a Delaware corporation with offices at 6510 Abrams Road, Suite 300, Dallas, Texas, U.S.A. (in its own name and as successor in interest of Zion Oil & Gas, Inc., a Florida Corporation, the "Company") and Glen H. Perry of 3600 Rock Prairie Rd., College Station, TX. 77845, U.S.A. (the "Employee").

WHEREAS, the Company was established in April 2000 for the purpose of engaging in oil and gas exploration and production in Israel; and

WHEREAS, since its establishment, the Employee has been serving as Executive Vice President of the Company at the pleasure of the Board of Directors of the Company (the "Board") and on terms set from time to time by resolution of the Board; and

WHEREAS, the terms of retention of the Employee for the five-year period commencing on the effective date hereof were incorporated in a letter of intent dated September 2, 2003 and ratified by the Board on November 10, 2003; and

WHEREAS, the Company and Employee desire to regularize their relationship and, in that context, the Company desires to continue to engage the Employee and the Employee desires to continue to serve the Company in the capacity of Executive Vice President in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Appointment; Extent and Nature of Duties

1.1 Appointment and Duties. The Employee shall be employed as Executive Vice President of the Company and General Manager of Israeli Operations, with supervisory responsibility for all activities of the Israeli Branch. The Employee shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar capacity as may be further defined from time to time by the Board or Chief Executive Officer. The Employee shall serve under the direct supervision, and comply with the directives of, the Chief Operating Officer of the Company, and in his absence, of the Chief Executive Officer of the Company.

1.2 Extent of Services. The Employee shall be employed on a full-time basis and shall devote his entire business time, attention and efforts to the performance of his duties and responsibilities under this Agreement and the business and affairs of the Company.

2. Term and Termination

2.1 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending on December 31, 2008 (the "Initial Term"). Thereafter, the term of Employee's employment under this Agreement shall automatically be extended for additional periods of one (1) year (each an "Additional Term") at the end of the Initial Term and of each Additional Term, unless either party has given notice to the other of its intention not to extend at least one hundred eighty (180) days prior to the expiration of the Initial Term or any Additional Term; provided, however, that following the Employee's having attained the age of seventy (70), the Term of this Agreement, if still in effect, shall not be automatically extended upon the expiration of the then applicable Additional Term, but shall be extended for additional one (1) year terms only upon the mutual agreement of the Company and the Employee annually no later than ninety (90) days prior to end of the then applicable Additional Term. (The Initial Term and, if the Initial Term is extended, any and all Additional Terms, the "Term").

2.2 Termination by the Company. Notwithstanding the aforesaid, the Employee's employment may be terminated under the following circumstances:

2.2.1 For Disability. The Company may, upon ninety (90) days prior written notice, terminate Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties pursuant to this Agreement which infirmity continues for a period of at least 120 days in any 365 day period. Upon termination for disability, the Company shall continue to pay Employee all salary and benefits hereunder for the remainder of the Term, less any disability insurance payments received by Employee.

2.2.2 For Cause. The Company may terminate the Employee's employment for Cause upon written notice to the Employee in which notice the basis for termination shall be set forth. A termination for "Cause" is a termination due to a serious breach of trust, including, but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of confidential or propriety information of or relating to the Company or the engaging by Employee in any prohibited business competitive with the business of the Company and its subsidiaries, affiliates or associated entities. No termination for Cause shall be effective except subject to the final, non-appealable judgment of a court of competent jurisdiction to the effect that Employee has committed a serious breach of trust as aforesaid. Except if and to the extent otherwise determined by a court of competent jurisdiction, the Employee shall be entitled to the compensation and benefits provided for under this Agreement for the period prior to the termination of the Employee's employment under this section.

2.2.3 Termination Other Than For Cause. The Company may terminate the employment of the Employee other than for Cause at its discretion and at any time on ninety (90) days prior written notice.

2.3 Termination by Employee. Employee may terminate this Agreement and his employment relationship with the Company at his discretion and at any time on ninety (90) days prior written notice.

2.4 Relationship during Notice Period

2.4.1 For purposes hereof, the term "Notice Period" shall mean the period between the giving of any Notice of Termination and the effective date of such notice as provided by sections 2.2 and 2.3 above or between the date of notice of intent not to extend the Term and the date of termination of the Term as provided for in section 2.1 above.

2.4.2 During any Notice Period pursuant to section 2.2.3 above, the Employee shall continue to work and fulfill his duties, hereunder, as an Employee of the Company; provided, however, that the Company shall have the right in its discretion to ask the Employee to cease working at the premises of the Company or to cease to work during all or any part of the Notice Period, in which case and without derogating from the Employee's right to Compensation pursuant to sections 2.5.1 and 2.5.2 below to the extent applicable, the Company shall redeem such portion of the Notice Period for which the Company shall have waived its right to the services of the Employee (the "Waived Period") by payment to Employee of an amount equal to Employee's Salary for the Waived Period, plus such amounts to which the Company is obligated pursuant to sections 4 and 5 below.

2.4.3 In the event Employee continues to work during the Notice Period, he shall cooperate with the Company to ensure an orderly transfer of his responsibilities.

2.4.4 In the event the Employee gives notice of termination pursuant to section 2.3 above or of his intention not to extend the Term pursuant to section 2.1 above, and does not continue to work during all or any part of the Notice Period, the Employee shall forfeit his salary for said portions of the Notice Period during which he does not work. The Company shall have the right to deduct such amount from all and any monies due and owing the Employee from the Company.

2.5 Compensation in the Event of Termination

2.5.1 Termination Other Than for Cause or Disability. Without derogating from the rights of the Employee to compensation during the Notice Period as provided in section 2.4 above, the Employee shall be entitled to compensation in the event of (a) termination or of (b) failure to extend the Term of the Agreement by the Company prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, in an amount equal to:

(a) all sums, including Salary pursuant to section 3 below and Employee Benefits as provided in section 4.1 below, to which Employee would otherwise have been entitled if he had remained in the employ of the Company for the portion of the Term during which this Agreement would have remained in effect but for its termination as aforesaid, and

(b) an amount equal to six (6) monthly Base Salaries, as defined in section 3 below.

2.5.2 Change of Control. In the event of (a) termination or of (b) failure to extend the Term of this Agreement prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability within one (1) year of the completion of a Business Combination as defined in Article Tenth of the Company's Amended and Restated Certificate of Incorporation, then in addition to any rights of the Employee during the Notice Period as provided in section 2.4 and pursuant to section 2.5.1 above, the Employee shall be entitled to compensation in an amount equal to thirty six (36) monthly Base Salaries.

3. Salary

As compensation for the Employee's services hereunder, the Company shall pay the Employee a monthly gross salary (the "Salary") of US $16,667 (US $200,000 annually) (as such may be increased from time to time by decision of the Board, the "Base Salary"), payable to Employee on the first business day of each month during the term of the Employee's engagement hereunder in arrears for the month just ended.

4. Employee Benefits

4.1 Insurance.

Commencing January 1, 2004, the Company shall purchase or participate in the purchase for the benefit of the Employee an insurance package consisting of medical insurance, life insurnace and long term disability insurance of such nature and providing such coverage as the Employee may request, provided that in no event shall the cost to the Company of the premiums for such insurance exceed US $2,000 per month. Except if the Employee specifically requests otherwise, the Company may fulfill its obligations hereunder by providing insurance coverage of the Employee in any group life or group health plan maintained by the Company for its employees based in the United States.

4.2 Vacation. The Employee shall be entitled to an annual vacation of twenty three (23) working days at full pay. Vacation days may be accummulated for two (2) years, after which they must be used or redeemed; provided that accummulation of vacation days in excess of forty six (46) days may be approved by the Chief Executive Officer of the Company in his discretion.

4.3 Sick Pay

(a) The Employee shall be entitled to up to thirty (30) days per year of fully paid sick leave, against a doctor's confirmation, which leave can be accummulated for a period of up to a maximum of five (5) years; provided, however, that the Employee shall not be entitled to sick leave payment to the extent already covered by any insurance component of any plan established by or for the benefit of the Employee pursuant to section 4.1 above.

(b) The Employee shall not for any reason or in any circumstances be entitled to redeem any accumulated but unused sick leave upon termination of his employment under this Agreement.

(c) It is agreed that payment on account of sick leave as provided herein shall be deemed in full compliance with the Company's obligations to Employee under any applicable law.

5. Additional Benefits

5.1 Cellular Phone. Commencing January 1, 2004, the Company shall provide Employee with a Company cellular phone for Company business. Until such time as the Company purchases or leases cellular phones on its own account, the Company shall reimburse the Employee his expenses in maintaining and using one cellular phone (one number).

5.2 Professional Fees. Commencing January 1, 2004, the Company shall reimburse Employee professional license fees and periodic membership dues for the professional societies and business/social organizations the maintenance of which is hereby acknowledged to be connected with and necessary for the proper performance of the Employee's duties under this Agreement, including:

(a) American Society of Petroleum Engineers

(b) One golf or fitness club

(d) additional as may from time to time be approved by the Chief Executive Officer.

5.3 Expenses. The Employee shall be entitled to be reimbursed for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with the expense reimbursement policy adopted by the Board or with the prior approval of the Chief Executive Officer or the President of the Company.

6. Long-Term Management Incentive Plan

The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or equivalent net profits interest (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, the Employee shall be granted a 10% (ten percent) interest in Plan income attributable to wells drilled (no matter when drilled) on any oil and gas property acquired by the Company prior to the end of the Term or earlier termination of this Agreement, subject to the terms and conditions of the Plan. To the extent less than 100% of the interests in the Plan with respect to a single well have been awarded at the time the well is spudded, Employee shall share pro-rata with the other Plan participants in the excess unawarded amounts.

7. Relocation

7.1 Obligation to Relocate. At the Company's request, which may be given in the Company's sole discretion (a "Relocation Notice"), the Employee shall relocate to Israel for such period as the Company shall deem in its best interests.

7.2 Employee Benefits in the Event of Relocation. Upon relocation to Israel as aforesaid and during the period of Employee's employment in Israel, Employee and Company will seek the advice of a competent tax authority to determine the best combination status and benefits for both the Employee and Company. The total compensation cost to the Company for such package shall be equal to or less than the cost to the Company for the package of salary, benefits and other compensation set forth in Sections 7.3 through 7.5 below.

7.3 An Israeli Managers Insurance Policy ("Bituach Mnahalim") providing for:

(i) allocation and payment by the Company to a Provident Fund ("Kupat Gemel") (as defined in Section 47 of the Israeli Income Tax Ordinance) (the "Fund") a sum equal to 13⅓% of the Employee's Salary as it may be from time to time (such sum, the "Company's Contribution"), to be allocated as follows" (X) 8⅓% towards Severance Pay (Pitzuei Piturim"); and (Y) 5% to pension benefits ("Tagmulim");

(ii) payment by the Company of an amount equal to 21/2% of the Employee's Salary towards the purchase of disability insurance for the Employee; and

(iii) deduction by the Company of an amount equal to 5% of the Employee's Salary (the "Employee's Contribution") and deposit of such sum in the fund to be allocated to pension benefits (Tagmulim);

(iv) in the event of the termination or failure to extend the term of this Agreement for any reason whether at the Company's or the Employee's instance, release to the Employee's benefit all funds that have accrued to the Employee's benefit; provided that in the event of termination of this Agreement by the Company for Cause or by the Employee in circumstances under which the Company would have the right to deny the Employee severance pay ("Pitzuei Piturim") pursuant to the provisions of the Israeli Severance Pay Law, 5723-1953, in whole or in part, the Employee shall be entitled to the release of only such sums as accrued in the Fund attributable to the Employee's Contribution.

(v) That part of the Company's Contribution allocated as provided in clause (i)(X) of this Section 7.3 above, together with all income thereon of whatever nature, shall be on account of Severance Pay that shall be due, if due, to Employee pursuant to the provisions of clause (iv) of this Section 7.3 or pursuant to the Israeli Severance Pay Law, 5723-1953.

7.4 Additional Employee Benefits. Additional benefits providing for:

(a) Recuperation Allowance ("Dmei Havra'ah") of ten (10) days per year at a rate provided from time to time by applicable Israeli law. The Recuperation Allowance shall be paid semi-annually at the rate of five (5) days per each semi-annual period together with payment of the Employee's June and December Salaries; and

(b) provided that the Employee has a driver's license valid for driving in Israel he shall have the full-time use one four-wheel drive vehicle on a regular basis due to the 24 hour nature of his responsibilities, the expenses of which shall be paid by the Company; and

(c) the Company shall arrange for parking for the Employee at his place of work and shall reimburse him for his parking expenses based on receipts he shall produce to the Company.

7.4 Currency and Tax Payments. Following the Employee's relocation to Israel, such part of Employee's Salary shall be paid in Israel in NIS at the Representative Rate of the U.S.Dollar as against the NIS last published by the Bank of Israel and known at the time of payment (the "Representative Rate") and such part in United States Dollars outside of Israel as Employee may request, provided that (a) the Company withhold and pay to the Israeli Income Tax, National Insurance and other relevant authorities, if any, whether in Israel or the United States, in timely manner all amounts as may be due from time to time on Employee's Salary in full and associated payments under applicable Israeli law, and (b) pursuant to section 7.3 above, the Company make payments thereunder as provided in accordance with the terms of the Manager's Insurance Policy purchased on the basis of the Employee's Salary as such may be from time to time.

8. Propriety Information

8.1 The Employee acknowledges and agrees that, in the course of his employment by the Company, he will have access to confidential and propriety information of the Company regarding, without limitation, the business, financial, research, exploratory, engineering, production, marketing and sales activities of the Company. Such information, whether documentary, written, oral or computer generated, shall be deemed to be and referred to as "Proprietary Information".

8.2 Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form, but excluding information that: (i) was known to the Employee prior to his association with the Company and can be so proven; (ii) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of a breach of this Agreement by the Employee; (iii) shall have been received by the Employee from a third party having no obligation to the Company; (iv) reflects general skills and experience gained during the Employee's engagement by the Company; or (v) reflects information and data generally known within the industries or trades in which the Company transacts business.

8.3 The Employee agrees and declares that all Proprietary Information, patents and other rights in connection therewith shall be the sole property of the Company and its assigns. At all times, both during his engagement by the Company and for a period of five (5) years after its termination, the Employee will keep in confidence and trust all Proprietary Information, and the Employee will not use or disclose any

Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing the Employee's duties hereunder and in the best interests of the Company.

8.4 Upon termination of his employment with the Company, the Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company, and he will not take with him any documents or materials or copies thereof containing any Proprietary Information.

8.5 The Employee recognizes that the Company received and will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times, both during his employment and after its termination, the Employee undertakes to keep and hold all such information in strict confidence and trust, and he will not use or disclose any of such information without the prior written consent of the Company, except as may be necessary to perform his duties as an employee of the Company and consistent with the Company's agreement with such third party. Upon termination of his employment with the Company, Employee shall act with respect to such information as set forth in Section 8.4 mutatis mutandis.

8.6 The Employee's undertakings in this section 8 shall remain in full force and effect in accordance with their terms after termination of this Agreement or any renewal thereof.

9. Non-Competition

9.1 The Employee agrees and undertakes that he will not, so long as he is employed by the Company and for a period of six (6) months following termination of his employment for whatever reason, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, corporate officer, director, licensor or in any other capacity whatever engage in, become financially interested in, be employed by, or have any connection with any business or venture that is engaged in any activities competing with the Company in the field of petroleum exploration, production and marketing in Israel or any other region or territory in which the Company is conducting or considering the conduct of petroleum exploration, production or marketing activities; provided, however, that the Employee may own securities of any corporation or other entity which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such entity so long as he has no active role therein as director, employee, consultant or otherwise, unless otherwise specifically approved by the Board.

9.2 The Employee agrees and undertakes that during the period of his employment and for a period of twelve (12) months following termination, he will not, directly or indirectly, including personally or in any business in which he is an officer, director or shareholder, for any purpose or in any place, employ any person employed by the Company or retained by the Company as a consultant on the date of such termination or during the preceding six (6) months.

9.3 If any one or more of the terms contained in this section 9 shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, the term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law.

10. Indemnification and Insurance

10.1 The Company shall indemnify the Employee against, and hold him harmless, from any and all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorney's fees and court costs) actually and reasonably incurred by him in connection with any action, suit or proceeding whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding whether or not by or in the right of the Company to which Employee is or may be made a party or is or shall be threatened to be made a party by reason of the fact that the Employee is an officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of the Employee.

10.2 The right to indemnification under this section 10 shall include the Employee's right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the applicable law requires, the payment of such expenses incurred by the Employee in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts so advanced if it shall ultimately be determined that the Employee is not entitled to be indemnified under this section 9 or otherwise.

10.3 The Company shall purchase and maintin insurance coverage in an amount to be determined from time to time by the Board taking into account the nature and extent of the Company's activities and the cost of coverage, but in no event less than that maintained by the Company for any other director or executive officer of the Company, on behalf of the Employee both in his capacity as an officer, director and employee of the Company and if be so serves at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterise, against any legally insurable liability asserted against the Employee and incurred by the Employee in any such capacity, or arising out of the Employee's status as such.

11. Taxes

Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the Salary (section 3 above) or with the Social Insurance and Employee Benefits (section 4 above) or with the Additional Benefits (section 5 above) or with any other payment to which the Employee is entitled under this Agreement will be borne by the Employee and, except as otherwise expressly set out in this Agreement, the Employee shall be solely liable for all such taxes, fees and other liabilities.

12. Mutual Representations

12.1 The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, and (ii) do not require the consent of any person or entity.

12.2 The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound, and (ii) do not require the consent of any person or entity.

12.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

13. Notice; Addresses

13.1 The addresses of the parties for purposes of this Agreement shall be the addresses set forth above, or any other address which shall be provided by due notice given in accordance with the provisions of section 13.2 below.

13.2 All notices in connection with this Agreement shall be sent by registered mail or delivered by hand or courier service to the addresses set forth above, and shall be deemed to have been delivered to the other party at the earlier of the following two dates: (a) if sent by registered mail or courier service, as aforesaid, three (3) or, if the Employee has been relocated to Israel and changed his address for notice purposes to an address in Israel, five (5) business days from the date of mailing; and (b) if delivered by hand - upon actual delivery or proffer of delivery (in the event of a refusal to accept it) at the address of the addressee. Delivery by cable, telex, facsimile or other electronic communication shall be sufficient and be deemed to have occurred upon electronic confirmation of receipt, with copy sent by first class mail.

14. Miscellaneous

14.1 Headings are included for reference purposes only and are not to be used in interpreting this Agreement.

14.2 The provisions of this Agreement are in lieu of the provisions of any collective bargaining agreement or arrangement and, therefore, no collective bargaining agreement or arrangement shall apply with respect to the relationship between the parties hereto (subject to the applicable provisions of law).

14.3 No failure, delay or forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms or conditions hereof.

14.4 No determination of the invalidity or unenforceability of any provision of this Agreement shall affect the remaining provisions hereof unless the business purpose of this Agreement is substantially frustrated thereby.

14.5 This Agreement is personal and non-assignable by the Employee. It shall inure to the benefit of any corporation or other entity with which the Company shall merge or consolidate or to which the Company shall lease, sell or otherwise transfer all or substantially all of its assets, and may be assigned by the Company to any affiliate of the Company or to any corporation or entity with which such affiliate shall merge or consolidate or which shall lease or acquire all or substantially all of the assets of such affiliate. Any assignee must assume all the obligations of the Company hereunder, but such assignment and assumption shall not serve as a release of the Company.

14.6 This Agreement is the only agreement between the parties on the subject matter of this Agreement and supersedes and replaces all other agreements, whether written or oral, between the parties, concerning the subject matter of this Agreement, including without limitation that certain letter dated September 2, 2003 from the Company to the Employee "Re: Executive Employment Agreement"; provided, however, that nothing herein shall be deemed to affect the rights of either of the parties hereto with respect to the services rendered by the Employee to or on behalf of the Company during any period prior to the Effective Date.

14.7 It is hereby agreed between the parties that the laws of the State of Texas shall apply to this Agreement and that the sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement shall be in the courts of appropriate jurisdiction in the County of Dallas, Texas.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ZION OIL & GAS, INC.
/s/ Glen H. Perry
By:	/s/ John Brown	Glen H. Perry
Name:	John Brown
Title:	Chairman & CEO

EXHIBIT 10.2 (iv)

RETENTION AGREEMENT (MANDELKER)

ZION OIL & GAS, INC.
6510 Abrams Road, Dallas, TX 75231
214-221-4610

As of January 1, 2004

Mr. Philip Mandelker,
44 Tagore Street
Tel Aviv, Israel

Re: Retention Agreement

Dear Mr. Mandelker,

This letter serves to confirm our agreement with you to retain your services as outside General Counsel and Corporate Secretary of Zion Oil & Gas, Inc. (the "Company"). Such services shall include: (i) oversight responsibility for administrative and financial matters of the Company's Israeli Branch, reporting to the Executive Vice-President and General Manager of Israeli Operations; and (ii) legal oversight responsibility for the corporation, reporting to the President and Chief Operating Officer. In consideration for your services, you shall receive a monthly retainer as follows:

During the period commencing January 1, 2004 the NIS equivalent of $12,500 per month, plus out of pocket disbursements, plus VAT.

In addition, the Company shall pay the law firm with which you are associated a monthly office services fee of the NIS equivalent $2,000, plus VAT. Commencing January 1, 2004, the Company shall also bear the cost of a cell phone (one line) and your professional fees and insurance related to the performance of your duties.

As soon as practicable following the date upon which the Company shall have closed $8,000,000 in subscriptions of its initial public offering as currently on file with the U.S. Securities and Exchange Commission, the Company shall employ you as its Executive Vice President and General Counsel pursuant to the attached Executive Employment Agreement.

Very truly yours,

ZION OIL & GAS, INC.

/s/ John M. Brown
John M. Brown, Chairman and CEO

ACCEPTED AND AGREED:

_/s/ Philip Mandelker
Philip Mandelker

Personal Employment Agreement

(Attached to and made a part of that certain Retention Agreement dated as of January 1, 2004)

This Personal Employment Agreement (the "Agreement") is entered into as of the ___ day of _______ 2004 (the "Effective Date"), by and among Zion Oil & Gas, Inc., a Delaware corporation with offices at 6510 Abrams Road, Suite 300, Dallas, Texas, U.S.A. (in its own name and as successor in interest of Zion Oil & Gas, Inc., a Florida Corporation, the "Company") and Philip Mandelker of 44 Tagore St., Tel-Aviv, 69341, Israel (the "Employee").

WHEREAS, the Company was established in April 2000 for the purpose of engaging in oil and gas exploration and production in Israel; and

WHEREAS, since the establishment of the Company, the Employee, an attorney in private legal practice, has been serving as General Counsel of the Company and, since 2002 as the corporate Secretary of the Company at the pleasure of the Board of Directors of the Company (the "Board") and on terms set from time to time by resolution of the Board; and

WHEREAS, the terms of retention of the Employee's services for the period commencing January 1, 2004 were fixed in a written retention agreement effective as of January 1, 2004 (the "Retention Agreement"); and

WHEREAS, the Company and Employee desire to restructure their relationship so that the Employee join the Company as a full time employee and continue to serve the Company in the capacity of Executive Vice President and General Counsel of the Company in accordance with the terms and conditions set forth in this Agreement

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations and warranties set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Appointment; Extent and Nature of Duties; Termination of Retainer Agreement

1.1 Appointment and Duties. The Employee shall be employed as Executive Vice President and General Counsel of the Company. Until such time as the Board shall appoint another person to serve as Secretary of the Company, the Employee shall also fill the duties of Secretary of the Company. The Employee shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by persons situated in a similar Employee capacity, with such responsibilities to include those of Chief Compliance Officer of the Company and officer with executive oversight responsibilities for administrative, financial and legal activities of the Company's Israeli Branch, and as may be further defined by the Board. Insofar as his executive oversight responsibilities for administrative, financial and legal activities of the Company's Israeli Branch are concerned, Employee shall be under supervision of the General Manager of Israeli Operations. Insofar as all his other responsibilities are concerned, including (but not limited to) responsibilities of General Counsel and Chief Compliance Officer, Employee shall be under the direct supervision of the President and Chief Operating Officer. Nothing herein shall derogate from Employee's obligations in fulfilling his duties as General Counsel and Chief Compliance Officer to the Board and any committee thereof.

1.2 Extent of Services. The Employee shall be employed on a full-time basis and shall devote his entire business time, attention and efforts to the performance of his duties and responsibilities under this Agreement and the business and affairs of the Company. The Employee acknowledges hereby that the terms of his employment, the circumstances thereof, and the nature of his work require an unusual amount of personal trust as set out in the Israeli Hours of Employment and Rest Law, 5711-1951, and therefore, the said law shall not apply to the Employee's employment with the Company.

1.3 Termination of Retainer Agreement and Ancillary Arrangements

1.3.1 As of the Effective Date, the Retainer Agreement shall terminate.

1.3.2 Upon the termination of the Retainer Agreement and the entry into effect of this Agreement, the Company shall pay (a) to the Employee all monies, including Value Added Tax ("VAT"), at the applicable rate due and owing to the Employee on account of services rendered and disbursements incurred on behalf of the Company and (b) to the law firms with which the Employee was associated during the period commencing January 1, 2003 and through the Effective Date all monies, including VAT thereon, due and owing to the said law firms for the services, including office support services, rendered by those law firms as provided by the Retainer Agreement.

1.3.3 If the Effective Date is after January 1, 2004 (such period between January 1, 2004 and the Effective Date, the "Benefits Compensation Period"), then, at the Employee's option, notified to the Company no later than fifteen (15) days following the Effective Date, the Company shall:

  in the context of the manager's insurance plan ("Bituach Menahalim") to be established for the Employee pursuant to section 4.1 below, purchase on behalf of the Employee coverage for the Benefits Compensation Period at rates calculated on the basis of the Base Salary, as defined below, to the same extent as if the Effective Date were January 1, 2004; or

  pay to Employee a cash payment in the amount of 13⅓% plus an additional 21/2% (in total 15 5/6%) of the total retainer payments to which Employee was entitled pursuant to the Retainer Agreement for the Benefits Compensation Period, plus VAT thereon. If Employee shall choose this option (b), the Company shall pay to Employee the amounts due hereunder no later than thirty (30) days following the Effective Date against receipt of a VAT tax invoice and receipt from Employee

2. Term and Termination

2.1 Term. The initial term of employment under this Agreement shall be for the period commencing on the Effective Date and ending on December 31, 2008 (the "Initial Term"). Thereafter, the term of Employee's employment under the Agreement shall automatically be extended for additional periods of one (1) year (each an "Additional Term") at the end of the Initial Term and of each Additional Term unless either party has given notice to the other of its intention not to extend at least one hundred eighty (180) days prior to the expiration of the Initial Term or any Additional Term; provided, however, that following the Employee's having attained the age of seventy (70), the Term of the Agreement, if still in effect, shall not be automatically extended upon the expiration of the then applicable Additional Term, but shall be extended only upon the mutual agreement of the Company and the Employee annually no later than ninety (90) days prior to the end of the applicable Additional Term. (The Initial Term and, if the Initial Term is extended, any and all Additional Terms, the "Term").

2.2 Termination by the Company. Notwithstanding the aforesaid, the Employee's employment may be terminated under the following circumstances:

2.2.1 For Disability. The Company may, upon ninety (90) days prior written notice, terminate Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties pursuant to this Agreement which infirmity continues for a period of at least 120 days in any 365 day period. Upon termination for disability, the Company shall continue to pay Employee all salary and benefits hereunder for the remainder of the Term, less any disability insurance payments received by Employee.

2.2.2 For Cause. The Company may terminate the Employee's employment for Cause upon written notice to the Employee in which notice the basis for termination shall be set forth. A termination for "Cause" is a termination due to a serious breach of trust, including, but not limited to, theft, embezzlement, self-dealing, prohibited disclosure to unauthorized persons or entities of confidential or propriety information of or relating to the Company or the engaging by Employee in any prohibited business competitive with the business of the Company and its subsidiaries, affiliates or associated entities. No termination for Cause shall be effective except subject to the final, non-appealable judgment of a court of competent jurisdiction to the effect that Employee has committed a serious breach of trust as aforesaid. Except if and to the extent otherwise determined by a court of competent jurisdiction, the Employee shall be entitled to the compensation and benefits provided for under this Agreement for the period prior to the termination of the Employee's employment under this section.

2.2.3 Termination Other Than For Cause. The Company may terminate the employment of the Employee other than for Cause at its discretion and at any time on ninety (90) days prior written notice.

2.3 Termination by Employee. Employee may terminate this Agreement and his employment relationship with the Company at his discretion and at any time on ninety (90) days prior written notice.

2.4 Relationship during Notice Period

2.4.1 For purposes hereof, the term "Notice Period" shall mean the period between the giving of any Notice of Termination and the effective date of such notice as provided in sections 2.2 and 2.3 above or between the date of the notice of intent not to extend the Term and the date of the termination of the Term as provided for in section 2.1 above.

2.4.2 During any Notice Period pursuant to section 2.2.3 or 2.3 above, the Employee shall continue to work and fulfill his duties, hereunder, as an employee of the Company; provided, however, that the Company shall have the right in its discretion to ask the Employee to cease working at the premises of the Company or to cease to work during all or any part of the Notice Period, in which case and without derogating from the Employee's right to Compensation pursuant to sections 2.5.1 - 2.5.3 below to the extent applicable, the Company shall redeem such portion of the Notice Period for which the Company shall have waived its right to the services of the Employee (the "Waived Period") by payment to Employee of an amount equal to Employee's Salary for the Waived Period, plus such amounts to which the Company is obligated pursuant to sections 4 and 5 below.

2.4.3 In the event Employee continues to work during the Notice Period, he shall cooperate with the Company to ensure an orderly transfer of his responsibilities.

2.4.4 In the event the Employee gives notice of termination pursuant to section 2.3 above or of his intention not to extend the Term pursuant to section 2.1 above, and does not continue to work during all or any part of the Notice Period, the Employee shall pay to the Company as liquidated damages an amount equal to his salary for said portions of the Notice Period during which he does not work. The Company shall have the right to deduct such amount from all and any monies due and owing the Employee from the Company.

2.5 Compensation in the Event of Termination

2.5.1 Termination Other Than for Cause or Disability. Without derogating from the rights of the Employee to compensation during the Notice Period as provided in section 2.4 above, the Employee shall be entitled to compensation in the event of (a) termination or of (b) failure to extend the Term of the Agreement by the Company prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, in an amount equal to:

  all sums, including Salary pursuant to section 3 below, Social Insurance and Employee Benefits as provided in section 4.1 - 4.3 below, to which Employee would otherwise have been entitled if he had remained in the employ of the Company for the portion of the Term during which this Agreement would have remained in effect but for its termination as aforesaid, and an amount equal to six (6) monthly Base Salaries, as defined in section 3 below.

2.5.2 Change of Control. In the event of (a) termination or of (b) failure to extend the Term of this Agreement prior to the Employee's attaining the age of seventy (70), other than for Cause or due to Disability, within one (1) year of the completion of a Business Combination as defined in Article Tenth of the Company's Amended and Restated Certificate of Incorporation, then in addition to any rights of the Employee during the Notice Period as provided in section 2.4 above, and pursuant to section 2.5.1 above and to section 2.5.3 below, the Employee shall be entitled to compensation in an amount equal to thirty six (36) monthly Base Salaries.

2.5.3 Release of Social Benefit Funds. In the event of the termination or the failure to extend the term of this Agreement for any reason whether at the Company's or the Employee's instance, the Company shall release to the benefit of the Employee all funds that have accrued to the Employee's benefit in the severance pay and pension funds established pursuant to section 4.1 below; provided that in the event of termination of this Agreement by the Company for Cause or by the Employee in circumstances under which the Company has the right to deny the Employee severance pay ("Pitzuei Piturim") pursuant to the provisions of the Israeli Severance Pay Law, 5723-1953 ("Severance Pay"), in whole or in part, the Employee shall be entitled to the release only of such sums as accrued in the funds attributable to the Employee's Contributions pursuant to section 4.1(d) below.

3. Salary

As compensation for the Employee's services hereunder, the Company shall pay the Employee a monthly gross salary (the "Salary") in an amount in New Israeli Shekelim (NIS) as follows:

for the period commencing the Effective Date, US $16,667 (US $200,000 annually) (as such may be increased from time to time by decision of the Board, the "Base Salary"),

calculated at the representative rate of the US Dollar as against the NIS, last published by the Bank of Israel and known at the time of payment (the "Representative Rate"), payable to Employee in NIS on the first business day of each month during the term of the Employee's engagement hereunder in arrears for the month just ended.

4. Social Insurance and Employee Benefits

4.1 Severance Pay and Pension Benefits.

  The Company shall allocate and pay to a Provident Fund ("Kupat Gemel") (as defined in Section 47 of the Israeli Income Tax Ordinance) (such Provident Fund, the "Fund") in the framework of a manager's insurance plan ("Bituach Mnahalim") or in such other framework, at the option of the Employee and subject to the consent of the Company, a sum equal to 13⅓% of the Employee's Salary as it may be from time to time (such sum, the "Company's Contribution").

  The Company's Contribution shall be allocated as follows:

    8⅓% towards Severance Pay; and

    5% to pension benefits ("Tagmulim").

  The Company shall also pay an amount equal to 21/2% of Employee's Salary towards the purchase of disability insurance for the Employee.

  The Company shall deduct from the Employee's Salary as it may be from time to time an amount equal to 5% of the Salary (the "Employee's Contribution") and deposit such sum in the Fund. The Employee's Contribution shall be allocated in full to pension benefits (Tagmulim).

  That part of the Company's Contribution allocated as provided in clause (b)(i) of this section 4.1 above, together with all income thereon of whatever nature, shall be on account of Severance Pay that shall be due, if due, to Employee pursuant to the provisions of section 2.5.3 above or pursuant to the Israeli Severance Pay Law, 5723-1953.

4.2 Vacation. The Employee shall be entitled to an annual vacation of twenty three (23) working days at full pay. Vacation days may be accummulated for two years, after which they must be used or redeemed; provided that accummulation of vacation days in excess of forty six (46) days may be approved by the Chief Executive Officer of the Company in his discretion.

4.3 Recuperation Allowance. Employee shall be entitled to Recuperation Allowance ("Dmei Havra'ah") of ten (10) days per year at the rate provided from time to time by applicable law. The Recuperation Allowance shall be paid semi-annually at the rate of five (5) days per each semi-annual period together with payment of the Employee's June and December Salaries.

4.4 Sick Pay

  The Employee shall be entitled to up to thirty (30) days per year of fully paid sick leave, against a doctor's confirmation, which leave can be accummulated for a period of up to a maximum of five (5) years; provided, however, that the Employee shall not be entitled to sick leave payment to the extent already covered by any insurance component of any plan purchased by or for the benefit of the Employee pursuant to section 4.1 above.

  The Employee shall not for any reason or in any circumstances be entitled to redeem any accumulated but unused sick leave upon termination of his employment under this Agreement.

  It is agreed that payment on account of sick leave as provided herein shall be deemed in full compliance with the Company's obligations to Employee under the Israeli Sick Pay Law, 5736-1976.

5. Additional Benefits

5.1 Vehicle Expenses and Parking.

  Commencing January 1, 2004 and provided that the Employee has a valid driver's license and valid vehicle license, the Company shall pay the Employee monthly a vehicle maintenance allowance in an amount in NIS equal to US $150 (US Dollars One Hundred and Fifty) (calculated at the Representative Rate). This amount shall be paid as the Company's participation in the Employee's expenses in maintaining his vehicle so that it is available for use by the Employee in connection with Company business, including travel between his residence and his place of work.

  The Company shall arrange for parking for the Employee at his place of work and shall reimburse him for his parking expenses based on receipts he shall produce to the Company.

5.2 Cellular Phone. Commencing January 1, 2004, the Company shall provide Employee with a Company cellular phone for Company business. Until such time as the Company purchases or leases cellular phones on its own account, the Company shall reimburse the Employee his expenses in maintaining and using one cellular phone (one number).

5.3 Professional Fees. Commencing for calendar year 2004, the Company shall reimburse Employee professional license and professional liability fees and periodic membership dues for the professional societies and social/business organizations the maintenance of which is hereby acknowledged to be connected with and necessary for the proper performance of the Employee's duties under this Agreement, including:

  Israel Chamber of Advocates (National and District Committees).

  State of New York Attorney Registration Fee.

  American Bar Association.

  Professional Liability Insurance as provided by the Israel Chamber of Advocates in connection with its annual license/membership fee.

  One golf, boating or fitness club

  Additional as may from time to time be approved by the Chief Executive Officer

5.4 Expenses. The Employee shall be entitled to be reimbursed for all reasonable expenses incurred by him in connection with the performance of his duties hereunder in accordance with the expense reimbursement policy adopted by the Board or with the prior approval of the Chief Executive Officer or the President of the Company.

6. Long-Term Management Incentive Plan

The Company has resolved to establish a long-term management incentive plan, which may be structured as an employee's royalty pool, to be funded by the equivalent of a 1.5% overriding royalty or net profits interest (after pay-out calculated on a well by well basis) (the "Plan"). Upon its establishment, the Employee shall be granted a 10% (ten percent) interest in Plan income attributable to wells drilled on any oil and gas property acquired by the Company prior to the end of the Term or earlier termination of this Agreement, subject to the terms and conditions of the Plan. To the extent less than 100% of the interests in the Plan with respect to a single well have been awarded at the time the well is spudded, Employee shall share pro-rata with the other Plan participants in the excess unawarded amounts.

7. Propriety Information

7.1 The Employee acknowledges and agrees that, in the course of his employment by the Company, he will have access to confidential and propriety information of the Company regarding, without limitation, the business, financial, research, exploratory, engineering, production, marketing and sales activities of the Company. Such information, whether documentary, written, oral or computer generated, shall be deemed to be and referred to as "Proprietary Information".

7.2 Proprietary Information shall be deemed to include any and all proprietary information disclosed by or on behalf of the Company and irrespective of form, but excluding information that: (i) was known to the Employee prior to his association with the Company and can be so proven; (ii) shall have appeared in any printed publication or patent or shall have become a part of the public knowledge except as a result of a breach of this Agreement by the Employee; (iii) shall have been received by the Employee from a third party having no obligation to the Company; (iv) reflects general skills and experience gained during the Employee's engagement by the Company; or (v) reflects information and data generally known within the industries or trades in which the Company transacts business.

7.3 The Employee agrees and declares that all Proprietary Information, patents and other rights in connection therewith shall be the sole property of the Company and its assigns. At all times, both during his engagement by the Company and for a period of five (5) years after its termination, the Employee will keep in confidence and trust all Proprietary Information, and the Employee will not use or disclose any Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing the Employee's duties hereunder and in the best interests of the Company.

7.4 Upon termination of his employment with the Company, the Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company, and he will not take with him any documents or materials or copies thereof containing any Proprietary Information.

7.5 The Employee recognizes that the Company received and will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. At all times, both during his employment and after its termination, the Employee undertakes to keep and hold all such information in strict confidence and trust, and he will not use or disclose any of such information without the prior written consent of the Company, except as may be necessary to perform his duties as an employee of the Company and consistent with the Company's agreement with such third party. Upon termination of his employment with the Company, Employee shall act with respect to such information as set forth in Section 7.4 mutatis mutandis.

7.6 The Employee's undertakings in this section 7 shall remain in full force and effect in accordance with their terms after termination of this Agreement or any renewal thereof.

8. Non-Competition

8.1 The Employee agrees and undertakes that he will not, so long as he is employed by the Company and for a period of six (6) months following termination of his employment for whatever reason, directly or indirectly, as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, corporate officer, director, licensor or in any other capacity whatever engage in, become financially interested in, be employed by, or have any connection with any business or venture that is engaged in any activities competing with the Company in the field of petroleum exploration, production and marketing in Israel or any other region or territory in which the Company is conducting or considering the conduct of petroleum exploration, production or marketing activities; provided, however, that the Employee may own securities of any corporation or other entity which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such entity so long as he has no active role therein as director, employee, consultant or otherwise, unless otherwise specifically approved by the Board.

8.2 The Employee agrees and undertakes that during the period of his employment and for a period of twelve (12) months following termination, he will not, directly or indirectly, including personally or in any business in which he is an officer, director or shareholder, for any purpose or in any place, employ any person employed by the Company or retained by the Company as a consultant on the date of such termination or during the preceding six (6) months.

8.3 If any one or more of the terms contained in this section 8 shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, the term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law.

9. Indemnification and Insurance

9.1 The Company shall indemnify the Employee against, and hold him harmless, from any and all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorney's fees and court costs) actually and reasonably incurred by him in connection with any action, suit or proceeding whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding whether or not by or in the right of the Company to which Employee is or may be made a party or is or shall be threatened to be made a party by reason of the fact that the Employee is an officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of the Employee.

9.2 The right to indemnification under this section 9 shall include the Employee's right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the applicable law requires, the payment of such expenses incurred by the Employee in advance of the final disposition of a proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts so advanced if it shall ultimately be determined that the Employee is not entitled to be indemnified under this section 9 or otherwise.

9.3 The Company shall purchase and maintain insurance coverage in an amount to be determined from time to time by the Board taking into account the nature and extent of the Company's activities and the cost of coverage, but in no event less than that maintained by the Company for any other director or executive officer of the Company, on behalf of the Employee, both in his capacity as an officer, director and employer of the Company and, if he so serves at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any legally insurable liability asserted against the Employee and incurred by the Employee in any such capacity or arising out of Employee's status as such.

10. Taxes

Any and all taxes, fees and other liabilities (as may apply from time to time) in connection with the Salary (section 3 above) or with the Social Insurance and Employee Benefits (section 4 above) or with the Additional Benefits (section 5 above) or with any other payment to which the Employee is entitled under this Agreement will be borne by the Employee and, except as otherwise expressly set out in this Agreement, the Employee shall be solely liable for all such taxes, fees and other liabilities.

11. Mutual Representations

11.1 The Employee represents and warrants to the Company that the execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, and (ii) do not require the consent of any person or entity.

11.2 The Company represents and warrants to the Employee that this Agreement has been duly authorized, executed and delivered by the Company and that the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which it is a party or by which it is bound, and (ii) do not require the consent of any person or entity.

11.3 Each party hereto warrants and represents to the other that this Agreement constitutes the valid and binding obligation of such party enforceable against such party in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in proceeding in equity or at law).

12. Notice; Addresses

12.1 The addresses of the parties for purposes of this Agreement shall be the addresses set forth above, or any other address which shall be provided by due notice given in accordance with the provisions of section 12.2 below.

12.2 All notices in connection with this Agreement shall be sent by registered airmail or delivered by hand or international courier service to the addresses set forth above, and shall be deemed to have been delivered to the other party at the earlier of the following two dates: (a) if sent by registered airmail or international courier service, as aforesaid, five (5) business days from the date of mailing; and (b) if delivered by hand - upon actual delivery or proffer of delivery (in the event of a refusal to accept it) at the address of the addressee. Delivery by cable, telex, facsimile or other electronic communication shall be sufficient and be deemed to have occurred upon electronic confirmation of receipt, with copy sent by first class airmail.

13. Miscellaneous

13.1 The preamble to this Agreement constitutes an integral part hereof.

13.2 Headings are included for reference purposes only and are not to be used in interpreting this Agreement.

13.3 The provisions of this Agreement are in lieu of the provisions of any collective bargaining agreement or arrangement and, therefore, no collective bargaining agreement or arrangement shall apply with respect to the relationship between the parties hereto (subject to the applicable provisions of law).

13.4 No failure, delay or forbearance of either party in exercising any power or right hereunder shall in any way restrict or diminish such party's rights and powers under this Agreement, or operate as a waiver of any breach or nonperformance by either party of any terms or conditions hereof.

13.5 No determination of the invalidity or unenforceability of any provision of this Agreement shall affect the remaining provisions hereof unless the business purpose of this Agreement is substantially frustrated thereby.

13.6 This Agreement is personal and non-assignable by the Employee. It shall inure to the benefit of any corporation or other entity with which the Company shall merge or consolidate or to which the Company shall lease, sell or otherwise transfer all or substantially all of its assets, and may be assigned by the Company to any affiliate of the Company or to any corporation or entity with which such affiliate shall merge or consolidate or which shall lease or acquire all or substantially all of the assets of such affiliate. Any assignee must assume all the obligations of the Company hereunder, but such assignment and assumption shall not serve as a release of the Company.

13.7 This Agreement is the only agreement between the parties on the subject matter of this Agreement and supersedes and replaces all other agreements, whether written or oral, between the parties, concerning the subject matter of this Agreement, including that certain letter dated September 2, 2003 from the Company to Employee "Re: Executive Employment Agreement"; provided, however, that nothing herein shall be deemed to affect the rights of either of the parties hereto with respect to the services rendered by the Employee to or on behalf of the Company during any period prior to the Effective Date, including without limitation those services rendered prior to the Effective Date pursuant to the Retainer Agreement.

13.8 It is hereby agreed between the parties that the laws of the State of Israel shall apply to this Agreement and that the sole and exclusive place of jurisdiction in any matter arising out of or in connection with the Agreement shall be the courts of appropriate jurisdiction in Tel Aviv - Jaffa.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ZION OIL & GAS, INC.

By:	Philip Mandelker
Name:
Title: